WARRANTS TO PURCHASE PREFERRED SHARES	12 Months Ended
Dec. 31, 2024
Warrants to Purchase Preferred Shares [Abstract]
WARRANTS TO PURCHASE PREFERRED SHARES
NOTE 8  - WARRANTS TO PURCHASE PREFERRED SHARES:

a)
Regarding the Series A-4 Preferred Shares of Silexion, Silexion issued warrants to acquire 161 Series A-4 Preferred Shares to various investors, with an exercise price of $3,343.80 per share and an expiration date of May 30, 2025. Issuance expenses amounted to $3. On August 6, 2024, all of these warrants were exercised in a ‘cashless’ manner for 62 Preferred A4 shares of Silexion.

Silexion classified the warrants for the purchase of its convertible redeemable preferred shares as a liability in its (now, the Company’s) consolidated balance sheets, as these warrants were freestanding financial instruments for which the underlying shares were contingently redeemable and, therefore, may have obligated Silexion to transfer assets at some point in the future. The warrant liability was initially recorded at fair value upon the date of issuance and was subsequently remeasured at fair value at each reporting date. Silexion (and the Company, as its successor from an accounting perspective) recorded revaluation expenses amounting to $134 and $86 for the years ended 2024 and 2023, respectively, and accounted for such revaluation expenses as part of its financial (expense), net, in the statements of operations.

For further information in respect of a warrants issuance to a service provider, see Note 11(1).